================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2008



                         CHENIERE ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

      Delaware                       1-33366                    20-5913059
  (State or other            (Commission File Number)        (I.R.S. Employer
  jurisdiction of                                           Identification No.)
   incorporation
  or organization)

              700 Milam Street
                  Suite 800
               Houston, Texas                                    77002
  (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (713) 375-5000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 7.01.       Regulation FD Disclosure.

         On January 18, 2008, Cheniere Energy, Inc. ("CEI") revised its corporate presentation. Pages 5, 8, 9, 10 and 35 of the presentation pertain to Cheniere Energy Partners, L.P. The revised corporate presentation is attached as
Exhibit 99.1 to CEI's Current Report on Form 8-K furnished on January 18, 2008. Pages 5, 8, 9, 10 and 35 are incorporated by reference into this Item 7.01.

         The information included in this Item 7.01 of this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the
Securities   Exchange  Act  of  1934,  as  amended  (the  "Exchange   Act"),  or
incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

d)  Exhibits

Exhibit
Number             Description
------             -----------

99.1               Pages  5,  8,  9,  10  and 35 of the  Cheniere  Energy,  Inc.
                   corporate presentation, dated January 18, 2008 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K furnished on January 18, 2008).





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHENIERE ENERGY PARTNERS, L.P.

                                         By:   CHENIERE ENERGY PARTNERS GP, LLC,
                                               its general partner


         Date:  January 18, 2008         By:    /s/ Don A. Turkleson
                                                --------------------------------
                                              Name:  Don A. Turkleson
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

EXHIBIT INDEX



Exhibit

Number             Description
------             -----------

99.1               Pages  5,  8,  9,  10  and 35 of the  Cheniere  Energy,  Inc.
                   corporate presentation, dated January 18, 2008 (Incorporated by reference to Exhibit 99.1 to Cheniere Energy, Inc.'s Current Report on Form 8-K furnished on January 18, 2008).*

----------
*Filed herewith